SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, DC


                        FORM 8-K
                     CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(D)
         OF THE SECURITIES EXCHANGE ACT OF 1934

                     DATE OF REPORT
                      May 30, 2002

             COMMISSION FILE NUMBER: X-XXXX


                      CORSPAN, INC.

         Delaware                        13-4047693
(State or other Jurisdiction         (I.R.S. employer
     of Incorporated or               identification no.)
       Organization)

             Chadwick House, Birchwood Park,
                 Warrington WA3 6AE, UK
   (Address of Principal Executive Offices) (Zip Code)

                    +44 1925 846 708
   (Registrant's Telephone Number Including area code)


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ITEM 9.    OTHER EVENTS

Pursuant to a resolution of the Board of Directors of the
company  on  May 30th, 2002, the Company has  agreed  to
sell  to  ROBSCOTT  SYSTEMS INC.  its  interests  in  ICM
Resource  Ltd.  by way of a trade sale, a total  of  1000
shares of Ordinary stock. The consideration of the sale shall be GBP1. ICM RESOURCE LTD. has continued to make trading losses and is no longer considered to be in alignment with the company's core value.

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                        SIGNATURE

Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

                                 CORSPAN, INC.

Dated as of June 12, 2002        By: /s/    IAN WARWICK
                                 Ian Warwick
                                 Its: President



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